                                                                   EXHIBIT 10.41

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                     SUPPLY AGREEMENT TERMS AND CONDITIONS

                            Supplier: Cagle's, Inc.

                 Effective Date of Agreement: October 5, 1998



This Agreement is by and between AFC Enterprises, Inc. ("AFC") d/b/a Popeyes Chicken and Biscuits and Cagle's, Inc. ("Supplier").


BACKGROUND

   A. Supplier has substantial experience in the production and/or supply of certain products that have been approved in accordance with the terms of this Agreement. Such products are listed on Exhibit A hereto and are collectively referred to as the "Products."

   B. Supplier and AFC desire that Supplier supply the Products pursuant to the terms of this Agreement. In consideration of the approval by AFC of Supplier to supply the Products to approved distributors ("Distributors") or AFC, and the mutual covenants and obligations contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. APPROVAL OF PRODUCTS

   A. Initial Approval - As of the date of this Agreement, AFC Enterprises, Inc. ("AFC") has tested samples of the Products which have been provided by Supplier for sampling by AFC, and AFC have approved such Products.

   B. Product Modifications - If Supplier makes any improvements, modifications or changes to any of the Products, Supplier shall immediately notify AFC of same in writing specifying the improvement, modification or change. In their sole discretion, AFC must approve in writing any such improvements, modifications or changes to the Products before Supplier may sell such Products under this Agreement to any Distributor or AFC. After approval by AFC, any such new or modified Products shall be added to Exhibit A to this Agreement.

   C. Additional Testing - AFC may conduct testing of the Products throughout the term of this Agreement. Supplier shall cooperate in such testing and shall supply such Product samples as are reasonably required, free of charge, including shipping costs. Supplier shall also allow visits to its facilities as reasonably requested by AFC. If testing by AFC reveals that Supplier has deviated from Popeyes product specifications (see Exhibit D) in a significant or sustained manner, Cagle's shall have three (3) calendar days to cure the deviation and match Popeyes product specifications completely. If subsequent testing by AFC reveals that the same deviation from specification is occurring, Supplier shall have two (2) additional calendar days to cure the deviation and match Popeyes product specifications completely. If further testing by AFC reveals that the same deviation from specification is still occurring, AFC has the right to terminate this Agreement for cause. AFC shall have no responsibility for any inventory of out-of-spec product resulting from this product testing.

2. ORDERS

   A. Acceptance - The Distributor(s) who have been approved in connection with the supply of Products under this Agreement are set forth on Exhibit A. Orders for Products shall be given by a Distributor to Supplier whereby the Distributor shall purchase Products from Supplier, for the purpose of then selling such Products to AFC. Supplier shall accept orders for Products from the Distributor(s) and shall sell and deliver the Products to such Distributor(s), provided, however, that Distributor must meet the credit approval of Supplier. Supplier may also accept orders for Products directly from AFC and in such cases shall sell and deliver the products to AFC in accordance with the terms of Section 4.A. The purchase orders and other business forms of Supplier or Distribution(s) shall govern the purchases by Distributor(s) or AFC from Supplier.

   B. Approved Distributors - Supplier agrees to sell Products under this Agreement only to Distributors who are approved by AFC, as identified from time to time in writing by AFC. Upon written notice by AFC to Supplier, Supplier shall cease selling Products to any then-current or former Distributor. If AFC elects to approve any new or different distributors, AFC will notify Supplier in writing and Supplier shall commence selling Products to such different distributors within ten (10) days after such notice, provided that such distributors meet the credit approval of Supplier.

   C. Credit Approval - For all purposes of this Agreement, credit approval of the Supplier shall be in accordance with reasonable credit terms and according to Supplier's standard credit policies. Any request for credit approval shall be deemed approved if not specifically disapproved by written notice to the requesting party within 15 days from date of request.

3. SUPPLY OF PRODUCTS

   A. Supply - Supplier shall maintain inventories of the Products in sufficient quantities to fill the orders of Distributor(s) and AFC pursuant to Section 2 without delay. During the

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   term of this Agreement, the production volume shall be adjusted as mutually agreed upon by Supplier and by AFC. Supplier shall not deliver or sell to any Distributor(s) or directly to AFC any of the Products which AFC has specifically requested Supplier not to sell or deliver. If Supplier discontinues production, delivery or sales of any of the Products, it shall so notify AFC of same in writing at least sixty (60) days prior to any discontinuance.

   B. Container Markings - All containers in which Products are shipped under this Agreement shall be marked in a manner indicating the Product is for the Popeyes.

   C. Product Markings - All Products delivered or sold to the Distributor(s) or AFC shall bear whatever trademarks, trade names, logos or other identifying markings (the "Markings") as AFC shall prescribe. Supplier shall use or affix the Markings only on Products which are delivered or sold to the Distributor(s) or AFC. AFC shall provide the form of all Markings to Supplier and Supplier shall affix such Markings precisely in the place(s) on each of the Products as AFC shall designate. Supplier shall bear all costs of affixing such Markings and of all artwork, printing plates or any other miscellaneous items which are required as part of the production process of the Products.

   D. Rejection and Substitute Supply - Any Product samples failing to meet the standards set forth in the pertinent Quality Standard or otherwise pursuant to Exhibit D will subject the entire production lot of which they are a part to rejection at no cost to AFC or the Distributors. In the event that a production lot is rejected for failure to meet the requisite standards set forth in Section 1.A, Supplier will deliver a substitute production lot to the pertinent distribution warehouse within forty-eight (48) hours after Supplier is notified of the rejection. Where product quality or performance problems relating to product arise in the operations of AFC, Supplier shall at AFC's request promptly visit those operations and address the problem areas in a timely manner.

4. PRICES

   A. Eight-Piece Mixed Fresh Poultry - Prices for eight-piece mixed fresh poultry shall be determined pursuant to the formula set out in Exhibit B hereto, some components of which may be revised monthly and some components of which may be revised annually, as specified in Exhibit B.

   B. Dark Meat - Prices for dark meat for the period October 5, 1998 through December 31, 1999 shall be $.[*] per pound FOB Collinsville. For periods after December 31, 1999, AFC all have the right to negotiate an annual FOB fixed price for dark meat only or, at its option, shall have the right to price dark meat pursuant to the formula set out in Exhibit C.


________________
* Confidential material redacted and filed separately with the Commission.

   C. Freight and Distribution - The total charge for freight and distribution on Product delivered directly to AFC restaurants shall be $.[*] per pound. Freight charges for Product shipped to Distributors will be billed using a "best estimate" cost per pound. Records shall be maintained by Supplier, AFC and the Distributors that detail variances between actual freight costs and the "best estimate" costs. In each month, Supplier will adjust the "best estimate" freight cost to eliminate the over/under balance from the prior month's estimated charges compared to actual charges.

   D. Audit - Supplier shall maintain cost accounting records and supporting documentation for the various factors and cost elements in the formulas set forth in Exhibits C and D for at least two (2) years after the pertinent period. AFC or an agent designated by AFC shall have access to such records and supporting documentation sufficient in the judgment of AFC or its agent to audit such materials and to assess and verify all matters relating to costs and prices under this Agreement.

5. PAYMENTS

Payment for the Products delivered by Supplier shall be made by and shall be the sole responsibility of the Distributors and AFC. Supplier shall invoice the Distributor or AFC, as the case may be, directly for all Products supplied by Supplier. The agreements between Supplier and the Distributor or AFC shall govern the terms of payment for the Products. Supplier shall have no recourse against AFC for any non-payment of Supplier's invoices for Products sold and/or delivered to any Distributor.

6. DELIVERY

Supplier shall prepay freight to all destinations. All Product shall be transported by Supplier or a carrier designated by Supplier unless another carrier is designated by the Distributor of AFC at the time an order is placed. Each shipment will be accompanied by a packing slip, and the count and/or weight evidenced by such slip will be conclusive unless Supplier is notified in writing of a discrepancy by the Distributor or AFC within ten (10) days following delivery. Title to, liability for, and risk of loss of all Product sold hereunder shall remain with Supplier until delivery, whereupon title to, liability for and risk of loss shall pass to the Distributor or AFC, as the case may be.

7. WARRANTIES

The Products produced by Supplier under this Agreement shall conform to the specifications set by AFC (and contained in Exhibit D), as modified from time to time and notified to Supplier in writing. The Products shall be merchantable and free from defects in material and workmanship

________________
* Confidential material redacted and filed separately with the Commission.

and shall comply with all content and labeling requirements under applicable laws. Supplier acknowledges that the samples provided to AFC induced AFC to designate Supplier as an approved supplier for Products pursuant to this Agreement, and induced AFC to enter into this Agreement. Upon the request of any Distributor or AFC, Supplier shall replace at Supplier's expense, or refund the full purchase price for, any Product which is defective or fails to conform in any way to the samples provided or the specifications set forth by AFC. This warranty shall control insofar as the same may conflict with any warranty or limitation on warranty set forth in Supplier's business forms.

8. CONFIDENTIAL INFORMATION

   A. Definitions - The term "Confidential Information" as used in this Agreement means secret, confidential or proprietary information of AFC, including without limitation, lists of Distributors, AFC restaurants and products and supplies approved by AFC. The term "Confidential Information" does not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right of AFC. The term "Confidential Information" does not include information which is known to the Supplier prior to its disclosure by or AFC, as evidenced by the Supplier's written records, or which is independently developed without using the Confidential Information.

   B. Ownership - All trade secrets of AFC and the Confidential Information furnished or disclosed by AFC to Supplier hereunder are and shall remain the property of AFC. Any reproductions, notes, specifications, manuals, summaries or similar documents relating to the trade secrets and Confidential Information shall become and remain the property of AFC immediately upon creation.

   C. Nondisclosure - During or after the term of this Agreement for so long as any such information remains a trade secret, Supplier agrees that it will not use or permit the duplication or disclosure of any trade secret (other than to an employee of Supplier who must have such information for the sole purpose of supplying the Products contemplated under this Agreement), unless such use, duplication, or disclosure is specifically authorized in advance and in writing by an officer of AFC. For a period commencing with the date of this Agreement and for so long thereafter as any such information remains competitively sensitive, up to a maximum of three (3) years after termination of this Agreement, Supplier agrees that it will not use or permit the duplication or disclosure of any Confidential Information to any person (other than to an employee of Supplier who must have such information for the sole purpose of supplying the products contemplated under this Agreement), unless such use, duplication, or disclosure is specifically authorized in advance and in writing by an officer of AFC.

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9. INDEMNIFICATION

Supplier shall and hereby agrees to indemnify, defend and hold AFC harmless from and against any and all actions, claims, costs (including attorney's fees), damages, judgments and liabilities whatsoever, including without limitation any product liability claims, in law or equity, arising out of (i) the production, supply, distribution, delivery or sale by Supplier of any products or goods or
(ii) the breach by Supplier of any of its obligations or representations under this Agreement.

AFC shall and hereby agree to indemnify, defend and hold Supplier harmless from and against any and all actions, claims, costs (including attorney's fees), damages, judgments and liabilities whatsoever, including without limitation any product liability claims, in law or equity, arising out of the breach by AFC of any of its obligations or representations under this Agreement.

10.  INSURANCE

     A. During the term of this Agreement, Supplier shall maintain and keep in force, at its own expense, the following minimum insurance coverage and minimum limits:

         (i) Workers' Compensation Insurance - to the extent permitted by law Supplier shall be allowed to self insure for worker's compensation.
         (ii) Employer's Liability Insurance - for employee bodily injuries and deaths, with a limit of $500,000 each accident.
         (iii) Comprehensive or Commercial General Liability Insurance -covering claims for bodily injury, death and property damage, including Premises and Operations, Independent Contractors, Products and Completed Operations, Personal Injury, Contractual, and Broadform Property Damage liability coverage, with limits as follows. Occurrence/Aggregate Limit of $1,000,000 for bodily injury, death and property damage each occurrence and $2,000,000 general aggregate or split liability limits of: $1,000,000 for bodily injury per person, $1,000,000 for bodily injury per occurrence, and $500,000 for property damage.
         (iv) Comprehensive Automobile Liability Insurance - covering owned, non-owned and hired vehicles, with limits as follows: Combined Single Limit of $500,000 for bodily injury, death and property damage per occurrence or split liability limits of: $500,000 for bodily injury per person, $500,000 for bodily injury per occurrence, and $250,000 for property damage.

     B. All such policies of insurance shall provide that the same shall not be canceled without first giving thirty (30) days' prior written notice thereof to AFC. No such cancellation shall affect Supplier's obligation to maintain the insurance coverage required by this Agreement.

     C. Except for Workers' Compensation Insurance, AFC shall be named is an Additional Insured on all such required policies. All liability insurance policies shall be written on an "occurrence" policy form and by insurance companies acceptable to AFC.

     D. Supplier shall be responsible for payment of any and all deductibles from insured claims under its policies of insurance. The coverage afforded under any insurance policy obtained by Supplier pursuant to this Agreement shall be primary coverage regardless of whether or not AFC has similar coverage.

     E. Supplier shall not perform under this Agreement unless and until certificates of such insurance, including renewals thereof, have been delivered to and approved by AFC.

     F. The minimum limits of coverage required by this Agreement may be satisfied by a combination of primary and excess or umbrella insurance policies.

     G. At any time during the term of this Agreement and upon written notice to the Supplier, AFC shall have the right to increase the minimum limits of insurance coverage in a commercially reasonable amount or otherwise modify the insurance requirements of this Agreement in a commercially reasonable manner.

     H. If Supplier shall fail to comply with any of the insurance requirements herein, AFC may, at its sole discretion and upon written notice to Supplier by AFC, terminate this Agreement. The maintenance of the insurance coverage required under this Agreement shall in no way operate to limit the liability of Supplier to AFC under the provisions of this Agreement.

11.  INSPECTION

AFC and their designated representatives shall have the right to inspect Supplier's manufacturing facilities during normal business hours at any time during the term of this Agreement, upon reasonable notice by AFC of such inspection.

12.  FUTURE BUSINESS RELATIONSHIPS

During the term of this Agreement, AFC shall have the right to evaluate the Supplier based on Supplier's pricing, product quality and consistency of delivery and other factors. Supplier will cooperate in such evaluation. AFC shall also have the right to test other suppliers with respect to the supply of products similar to the Products being supplied by Supplier.

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

13.  TERM AND TERMINATION

     A. Term - The initial term of this Agreement is three years: October 5, 1998 through October 4, 2001. At the end of this three-year period, AFC may elect to extend the Agreement through October 4, 2003.

     If at the end of the initial three-year term AFC elects not to extend the Agreement, AFC shall notify Supplier in writing by October 4, 2001 of AFC's intent not to extend. The period from October 5, 2001 through April 4, 2002 will then serve as a transition period, during which Supplier will continue to supply Products pursuant to the terms of this Agreement (unless the parties agree on alternative arrangements), while both parties implement new sales and purchasing arrangements (respectively) to take effect on April 5, 2002.

     If at the end of the initial three-year term AFC elects to extend the Agreement, AFC shall notify Supplier in writing by October 4, 2001. At the end of the two-year extension period, AFC must notify Supplier whether AFC intends to negotiate a new contract. The period from October 5, 2003 through April 4, 2004 will then serve as a transition period, during which Supplier will continue to supply Products pursuant to the terms of this Agreement (unless the parties agree on alternative arrangements).

     B. Events of Default-Supplier - Supplier shall be in default hereunder if any one or more of the following events happen:

         (i) Supplier shall have serviced Distributors or AFC in a manner detrimental to the operation of the restaurants; or

         (ii) Supplier shall otherwise fail to perform or comply with any of the material terms or conditions in this Agreement, for reasons other than an event of Force Majeure, and such failure shall continue for a period of seven (7) days after written notice thereof from AFC to Supplier; or

         (iii) The filing by Supplier of a voluntary petition of bankruptcy or a voluntary petition or answer seeking reorganization, rearrangement, or readjustment of its debts, or any relief under any bankruptcy or insolvency act or law, now or hereafter existing, or any agreement by Supplier indicating consent to, approval of, or acquiescence in, any such petition or proceeding; or

         (iv) The application by Supplier or the consent or acquiescence of Supplier in the appointment of a receiver or trustee for all or a substantial part of any of its properties or assets; or

         (v) The making by Supplier of a general assignment for the benefit of creditors; or

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         (vi)   The inability of Supplier or the admission of Supplier in
         writing of its inability to pay its debts as they mature; or

         (vii) The filing of an involuntary petition against Supplier seeking reorganization, rearrangement or readjustment of its debts or for any other relief under any bankruptcy or insolvency act or law, now or hereafter existing, or the involuntary appointment of a receiver or trustee for Supplier for all or a substantial part of its property or assets, or the issuance of a warrant of attachment, or execution of similar process against a substantial part of the property of Supplier and the continuance of such for one hundred and twenty (120) days undismissed or undischarged; or

         (viii) Supplier shall fail to meet the quality standards set by AFC as contained in Exhibit D.

     C. Events of Default - AFC. AFC shall be in default hereunder if any one or more of the following events happen:

         (i) AFC shall fail to perform or comply with any of the material terms or conditions in this Agreement, for reasons other than an event of Force Majeure, and such failure shall continue for a period of seven
         (7) days after written notice thereof from Supplier to AFC; or

         (ii) The filing by AFC of a voluntary petition of bankruptcy or a voluntary petition or answer seeking reorganization, rearrangement, or readjustment of its debts, or any relief under any bankruptcy or insolvency act or law,

         (iii) The application by AFC or the consent or acquiescence of AFC in the appointment of a receiver or trustee for all or a substantial part of any of its properties or assets; or

         (iv) The making by AFC of a general assignment for the benefit of creditors; or

         (v) The inability of AFC or the admission of AFC in writing of its inability to pay its debts as they mature; or

         (vi) The filing of an involuntary petition against AFC seeking reorganization, rearrangement or readjustment of its debts or for any other relief under bankruptcy or insolvency act or law, now or hereafter existing, or the involuntary appointment of receive or trustee for AFC for all or a substantial part of its property or assets, or the issuance of a warrant of attachment, or execution of similar process against a substantial part of the property of AFC and the continuance of such for one hundred and twenty (120) day undismissed or undischarged.

     D. In the event of any material breach (including any event of default) under this Agreement, the non-breaching party may terminate the Agreement immediately upon written notice to the breaching party, provided that Supplier shall continue to supply Products pursuant to the terms of the Agreement for a period of up to one (1) month at AFC's request, to allow AFC to implement new supply arrangements.

     E. In the event any "third party" distributor (i.e., a distributor selected by Popeyes to distribute Supplier's poultry in markets not served by Supplier's own distribution system) fails during three (3) consecutive billing cycles to pay Supplier according to the agreed upon payment terms, Supplier may require that Popeyes find an alternate "third party" distributor within sixty (60) days of written notification from Supplier.

14.  EFFECT OF TERMINATION

     A. Upon the expiration or the termination of this Agreement for any reason, Supplier shall:

         Discontinue Use - Immediately and permanently discontinue the use of all Markings, any trade secrets of AFC, and any Confidential Information which was used in the supply of the Products or to which Supplier has otherwise gained possession pursuant to this Agreement; and

         Deliver Materials - Immediately deliver to AFC or, at AFC's option, destroy all Markings and any other printed material containing either Markings, AFC trade secrets and/or Confidential Information.

     B. AFC's Costs - In the event Supplier terminates this Agreement or discontinues performance under this Agreement prior to the expiration of its term for any reason other than a breach by AFC, Supplier agrees to pay AFC its administrative costs and expenses incurred in obtaining other sources of supply, including without limitation AFC's costs of any bidding process, testing, inspection and approvals of Product.

     C. Supplier's Costs. In the event AFC terminates this Agreement or discontinues performance under this Agreement prior to the expiration of its term for any reason other than a breach by Supplier, AFC agrees to pay Supplier its administrative costs and expenses incurred in obtaining other customers, including without limitation Supplier's costs of any bid and approval process.

15.  FORCE MAJEURE

"Force Majeure" shall mean and include any circumstance beyond the reasonable control of Supplier or AFC, including without limitation, the following: any act of nature or the public enemy, accident, explosion, fire, storm, earthquake, flood, drought, perils of the sea, the elements, casualty, strikes, lock-outs, labor troubles, riots, sabotage, embargo, war (whether or not declared), governmental laws, regulations, orders, or decrees, unavailability of raw material, or seizure for reasons other than the adverse financial condition of the party so affected. Force Majeure shall not mean, however, any delay of delivery caused by choice of shipment route by Supplier which is affected by weather, when alternative shipment routes were available. When circumstances require Supplier to allocate Product amount Supplier's customers, Supplier agrees that it shall not discriminate against the Distributor(s) or Members and that Supplier will supply them on a basis no less favorable to them than a pro rata basis. Notwithstanding anything herein to the contrary, the Distributor(s) or Members may purchase Product from third parties during any period Supplier is unable to satisfy purchase orders as a result of an event of Force Majeure. In case the performance of any terms or provisions hereof shall be delayed or prevented because of an event of Force Majeure, the affected party may, at its option, suspend performance during the period such cause continues, and no liability shall attach against either party on account thereof. Any party suffering an event of Force Majeure shall diligently attempt to remove such cause or causes with reasonable dispatch. As soon as any event of Force Majeure is remedied, the parties' respective rights, obligations and performance as set forth in this Agreement shall be immediately reinstated.

16.  CERTIFICATION OF INDEPENDENT PRICE DETERMINATION

Supplier represents and warrants that the Price under this Agreement has been arrived at independently, without the purpose of restricting competition, and that there has not been any consultation, communication, or agreement with any other supplier or competitor relating to (i) such Price or (ii) the methods or factors used to calculate such Price.

17.  NOTICES

Any notice under this Agreement shall be given in writing and shall be delivered personally, or by certified mail, postage prepaid, addressed to the party for whom intended as follows:

       If to AFC:                                If to Supplier:

       Popeyes Chicken and Biscuits              (To the address set forth
       5555 Glenridge Connector, NE Suite 300    on Exhibit A)
       Atlanta, GA 30342
       Attention: Dino Del Nano

18.  AMENDMENTS, WAIVERS, AND MODIFICATIONS

No change in, addition to, modification or waiver of the terms and provisions of this Agreement shall be binding upon Supplier or AFC unless it is mutually agreed upon in writing. Any such instrument shall be attached to this Agreement and shall be incorporated herein.

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

19.  ASSIGNMENT

Neither this Agreement nor any rights hereunder may be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld. Any such assignment and written consent shall be attached to this Agreement and shall be incorporated herein.

20.  SEVERABILITY

In the event any one or more provisions of this Agreement or of any instrument or other document delivered pursuant hereto or in connection herewith shall, for any reason, be held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other instrument or document, and this Agreement and such other instruments and documents shall be interpreted and construed as if such invalid, illegal or unenforceable provision had never been contained therein.

21.  GOVERNING LAW

This Agreement shall be governed, interpreted, performed and enforced solely in accordance with the laws of the State of Georgia, without reference to principles of conflicts of law; provided, however, notwithstanding anything to the contrary herein, the arbitration provisions set forth hereon, and the initiation and conduct of any arbitration thereunder, shall be governed in all respects exclusively by the Commercial Arbitration Rules of the American Arbitration Association and by the Federal Arbitration Act, Title IX, United States Code.

22.  EFFECTIVE DATE

Execution of this Agreement or commencement of performance pursuant to this Agreement by Supplier constitutes acceptance by Supplier of this Agreement and its terms and conditions. Upon execution of this Agreement by Supplier, this Agreement shall be delivered to AFC for its acceptance. This Agreement shall be effective only upon execution by AFC, which execution shall evidence the acceptance by AFC of this Agreement.

23.  ARBITRATION

It is agreed between the parties that any controversy or claim between them arising out of, in connection with, or relating to the enforcement, non-enforcement, interpretation, performance or breach of any provision of this Agreement shall be settle exclusively by arbitration in the City of Atlanta, Georgia, before three arbitrators appointed by the American Arbitration Association pursuant to its standard procedures. The arbitration shall be conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association in effect at the time any arbitration proceeding is commenced. The arbitration award shall be final and binding on both parties and judgment upon such arbitration award may be entered in any court having jurisdiction.

Notwithstanding this agreement to arbitrate, either party may seek from a court any provisional remedy that may be necessary to protect its rights or property pending the establishment of the arbitration panel or the determination of the merits of the controversy.

24.  ENTIRE AGREEMENT

This Agreement represents the entire understanding between the parties with respect to the subject matter hereof and supersedes all other negotiations, agreements, representations and covenants, oral or written. If any other agreement affects the supply of Product by Supplier to any Distributor or AFC, the terms and provisions of this Agreement shall control in the event of any conflict.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their authorized representatives as of the date indicated.



CAGLE'S, INC.


By: /s/  John Bruno
   -----------------------


Title: Sr. V.P.
       -------------------


Date:  12 - 28, 1998
       -------------------


AFC ENTERPRISES, INC.


By: /s/  Dino Del Nano
   -----------------------


Title: V.P. POPCA
      --------------------


Date:  12 - 22, 1998
     ---------------------

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

EXHIBIT A TO
SUPPLY AGREEMENT TERMS AND CONDITIONS

                             SPECIFIC AWARD TERMS

           Supplier Name:           Cagle's, Inc.

           Supplier Address:        2000 Hills Avenue, N.W.
           Atlanta, GA 30318
           Attn: John Bruno

Contract Term:  See Section 13

Popeyes Markets Served:  Direct distribution by Cagle's, Inc.:  All operating restaurants in the Atlanta and Columbus/Albany marketing areas. (restaurants included attached as Exhibit "E")

                    Third Party distribution: New Orleans

Volume: For direct distribution, AFC will purchase 100% of all of its fresh poultry requirements from Cagle's, Inc. Current volumes can range from 50,000 -80,000 pounds depending on promotions and time of year. Additional volume needs from new restaurant growth in these areas by AFC will be supplied by Cagle's, Inc.

          For third party distribution, AFC will purchase three truckloads per week, which can range from 105,000 - 115,000 pounds per week. Currently, those pounds are being shipped to AFC restaurants in New Orleans.

Products: Popeyes eight piece cut whole chickens
          *Popeyes 4-piece dark meat
          **Popeyes drumsticks
          **Popeyes 4-piece white meat
          **Popeyes Wings

*Priced in connection with COPA.
**Prices negotiated separately and purchases are counted toward volume commitment.

Description of Products:  See Exhibit D

Approved Distributors:  F. Christiana & Company, or others designated by AFC.

Initial Price Term:  See Section 4

Billing Weights:  Each case to be weighed and marked at actual weight.

EXHIBIT B

             COST-PLUS FORMULA FOR EIGHT-PIECE MIXED FRESH POULTRY

     The attached worksheet (Cagle's Inc. - AFC, Inc. - Churchs Grain Based Cost Plus Pricing) sets forth the cost-plus formula for price calculations for Churchs marinated eight-piece mixed fresh poultry. The line items and methodology set forth on the worksheet shall remain constant. However, the actual numeric values within the worksheet will vary as described below.

     The following factors and cost elements will be adjusted each month:
      . Percent of corn used for feed
      . Percent of soybean meal used for feed
      . Percent of other ingredients used for feed
      . Cost per ton of other ingredients
      . Feed conversion factor and resulting total feed cost
      . Chick cost
      . Processing yield and resulting total live cost-dressed weight equivalent . Offal recovery credit
      . Giblet recovery credit

The values for the foregoing factors and cost elements will be adjusted monthly to reflect Supplier's actual costs for the month that is two months prior to the billing month. As an example, Supplier shall use actual costs from the month of August as the basis for the above factors and cost elements for Product shipped and billed during the month of October. For plant costs, Supplier will use the actual weighted average of costs at its Collinsville operation. For feed conversion, two-month prior results for female birds in the 3.50 to 3.99 weight range will be used. The chick cost will be based on Supplier's two-month prior cost for all chicks hatched at the Dalton hatchery.

     The following factors and cost elements will remain fixed during each 12 month period of the Agreement, and will be reviewed annually. Any change to these items shall be mutually agreed upon and will take effect at the beginning of each new year of the contract on October 5.
      . Milling and delivery per ton
      . Milling and delivery shrink and resulting cost
      . Grower pay
      . Condemned percent and resulting cost
      . DOA percent and resulting cost
      . Catch and haul
      . Flock medication
      . Flock service
      . Live G&A
      . Plant cost-1st processing
      . Plant G&A
      . Giblet removal yield loss
      . Fat removal yield % and resulting cost
      . Cutting shrink % and resulting cost
      . 2nd processing labor
      . Packaging cost
      . Profit % for Cagle's and resulting cost

The values for the foregoing factors and cost elements during the period from October 5, 1998 through October 4, 1999 shall be those set forth on the attached worksheet.

     In the event of a specification change by AFC or any change brought about by a governing third party (i.e. USDA), adjustments to the above factors and cost elements will be mutually agreed upon and will then become immediately effective. Supplier shall have the right to seek a temporary adjustment of cost elements in the event that a flock virus or other extreme condition were to alter the cost of production. AFC and Supplier will mutually agree on the nature, duration, and financial magnitude of any such adjustment, and implement such adjustment for a mutually agreed-upon period of time. In the event no adjustment can be mutually agreed upon, as contemplated in this paragraph, the factor or cost element shall be the average of the actual factor or cost for the three months immediately preceding the event prompting the request for adjustment.

                            CAGLE'S INC. - AFC INC.

Exhibit B-1

Based on a 36 oz. WOG

--------------------------------------------------------------------------------------------------------------------------
                                                      INGREDIENT COST
                                                                                            COST PER
                                                          CBT plus       COST            FINISHED POUND
       ITEM          % of ration measure                    Basis       PER LB              OF FEED
       ----          -------------------                    -----       ------              -------
CORN                       [*] %       56  lbs            $  [*]       $ [*]                $  [*]
SOYBEAN MEAL               [*] %    2,000  lbs            $  [*]       $ [*]                $  [*]
OTHER                      [*] %    2,000  lbs            $  [*]       $ [*]                $  [*]
                         ------                                                             -------
INGREDIENT COST          100.00%                                                            $  [*]

MILLING & DELIVERY                         per ton        $  [*]       $ [*]                $  [*]
SHRINK                                                                                      $  [*]
                                                                                            -------
Total feed cost delivered to farm                                                           $  [*]
                                                                                            -------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                      FEED COST IMPACT ON TOTAL COST CALCULATION
                                CONVERSION             PRICE PER POUND           TOTAL COST CONTRIBUTION
FEED CONVERSION                     [*]                   $  [*]                         $     [*]
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
NON FEED COST - LIVE

CHICK COST                                                $  [*]
GROWER PAY                                                $  [*]
CONDEMNED                                                 $  [*]
DOA                                                       $  [*]
CATCH & HAUL                                              $  [*]
MEDICATION                                                $  [*]
FLOCK SERVICE                                             $  [*]
LIVE G & A                                                $  [*]
                                                          --------
TOTAL LIVE (NON FEED) COST                                $  [*]                            $  [*]
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Total Live Cost                                                                             $  [*]
Processing Yield                                                                               [*] %
Total Live Cost - Dressed Weight Equivilent                                                 $  [*]
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Processing Cost
Plant Cost - 1st processing                               $  [*]
Offal Credit                                              $  [*]
Plant G&A                                                 $  [*]
                                                          --------
Sub-total 1st processing                                  $  [*]                            $  [*]

Total Wholebird Cost                                                   $ [*]

Additional Cost

Giblet Removal Yield Loss                      [*]%       $  [*]
Giblet Recovery                                           $  [*]
                                                          --------

Total Cost  to remove Giblets                                          $ [*]
                                                                       --------

Total WOG Cost                                                         $ [*]

Fat Removal Yield Loss                          [*]%      $  [*]
Cutting Shrink                                  [*]%      $  [*]
2nd Processing Labor                                      $  [*]
                    CO2                                   $  [*]
                    Packaging                             $  [*]

Total Cutting/Packing Cost                                             $ [*]

Sub-Total 2nd Processing and WOG Cost                                                       $  [*]
                                                                                            -------

Total Popeyes 8 piece Cost                                                                  $  [*]

Profit                                                                   [*] %              $  [*]
                                                                                            -------

Grand Total Contract Cost FOB Collingsville AL                                              $  [*]
                                                                                            -------
--------------------------------------------------------------------------------------------------------------------------
Distribution Cost direct to AFC Popeyes locations                                              [*]

Delivered Store Cost                                                                           [*]

___________________________
* Confidential material redacted and filed separately with the Commission.

EXHIBIT C

                          FORMULA PRICE FOR DARK MEAT

As set forth in Section 4.B, after December 31, 1999, AFC shall have the option to negotiate an FOB fixed price each year for dark meat or to use the dark meat pricing formula below.


                                    Example
                                    -------

                                                                            Price/Lb.
                                                                            ---------
UB Breast, front halves, 1&3/4 and down, NE delivered warehouse             $.[*]
Less:  $.[*] delivery cost assumed in above number                           .[*]
                                                                             ----
                                                                             .[*]
Front recovery at 50% factor                                                 .[*]

8-Piece Price (from the formula set forth in Exhibit B, less delivery and
cutting)                                                                     .[*]
Less:  Front recovery at factored rate                                       .[*]
                                                                             ----
       Leg Quarter subtotal                                                  .[*]

Leg Quarter factored (divide by .5)                                          .[*]



Profit (from the formula set forth in Exhibit B)                             .[*]
                                                                             ----
       Dark Meat Cost FOB Collinsville                                      $.[*]

EXHIBIT D

Include Popeyes 8-piece and Popeyes 4-piece dark product specs for Exhibit D.



________________
* Confidential material redacted and filed separately with the Commission.

                                                                       EXHIBIT D

                          POPEYES CHICKEN & BISCUITS

                            POULTRY SPECIFICATIONS

                                8-PIECE CUT-UP
                              (Leaf Fat Removed)

                                    15 HEAD


THE PRODUCT SHALL BE:

A.   INGREDIENTS
     -----------

     Plant Grade A or better, eviscerated, ready-to-cook fresh broiler chickens without necks or giblets guaranteed to be inspected by the U.S. Department of Agriculture for wholesomeness. This product will be cut into 8 pieces:
     2 drumsticks, 2 wings, 2 thighs with back attached (leaf fat removed), 2 split breasts with ribs and back portion intact. The cut-up chicken must be graded according to Popeyes specifications and found acceptable.


B.   INGREDIENTS NOT TO BE USED
     --------------------------

     Any parts graded below Plant Grade A. Any whole birds or parts which are either frozen or have been previously frozen.


C.   WEIGHT
     ------

     Any individual whole bird selected to be cut into the Popeyes style must meet the weight requirements; that is, after cutting and upon store delivery, each bird must weigh between [*]. to [*]. ([*] - [*] ounces) leaf fat removed. Deviations from these established weight standards will not be accepted without the prior approval of A.F.C. Poultry Quality Assurance Department.


D.   QUALITY
     -------

     Plant A grade or better meeting all Popeyes specifications. If a part has a defect it must be replaced with an alike part from within the same weight range with no


_________

    * Confidential treatment redacted and filed separately with the Commission.

     defect. All parts must comply with all applicable federal and state pure food laws, will not be adulterated within the meaning of the Food, Drug and Cosmetic Act, as amended, and will be free from organisms or chemicals which would make the product unsuitable for processing or human consumption.

     1.   Defeathering - The whole bird or part shall have a clean appearance,
          ------------
          especially on the breast. The whole bird or part shall be free of pinfeathers, diminutive feathers, and hair which would normally be visible to a grader at regular examination line speeds. The use of singeing apparatus to remove the hair and small feathers is strongly
                                                                      --------
          recommended.

     2.   Conformation - The whole bird or part shall be normally shaped and
          ------------
          free of all deformities except for possible slight curvatures of the breastbone and back. Deformities that affect the normal distribution of flesh and bone structure that could cause inaccurate cuts are not acceptable.

     3.   Fleshing - The whole bird shall have a well-developed to moderate
          --------
          covering of flesh. All parts should be sufficiently fleshed to avoid any thin appearances. The breast should be moderately long and deep and have sufficient flesh to give it a rounded appearance with the flesh carrying well up to the crest of the breastbone along its entire length. The drumstick is well fleshed and moderately thick and wide at the knee joint and has a well-rounded, plump appearance with the flesh carrying well down toward the hock. The thigh is well to moderately fleshed. The wing is well to moderately fleshed.

     4.   Discoloration of the Skin & Flesh - The whole bird or part shall be
          ---------------------------------
          practically free of such defects. Discoloration due to bruising shall be free of clots (discernible clumps of red or dark cells). Evidence of incomplete bleeding, such as more than an occasional slightly reddened feather follicle, is not permitted. Flesh bruises and discoloration of the skin, such as blue back, are not permitted on the breast or legs of the carcass or on any individual parts.

     5.   Exposed Flesh - Parts shall be free of exposed flesh resulting from
          -------------
          cuts, tears, and missing skin, other than slight trimming around the edge.

     6.   Skin Coverage - Loose skin resulting from over scalding, picking, or
          --------------
          any evisceration areas that could cause excessive water pockets need to be eliminated to produce the proper skin coverage and adhesion on all parts.

     7.   Disjointed & Broken Bones & Missing Parts - All parts shall be free of
          -----------------------------------------
          broken or disjointed parts (except thighs). The wing tip or "flipper" must be intact. No missing parts are allowed, and any part removed due to a defect must be replaced with a similar non defective part.

E.   DEFECTIVE CONDITIONS
     --------------------

     To be eligible for Popeyes standards, all whole birds used as raw materials, and parts shall be free form and not show any evidence of:

     1.   Decomposition (slimy texture, pungent).

     2. Internal organs (lungs, trachea, crop, etc.) that were not completely removed during the evisceration process.

     3.   Feathers (pin feathers, brush feathers, excessive hairs).

     4. Any extraneous material of any type either inside the shell cavity or on the outside of the carcass.

     5.   Either frozen or have been previously frozen.


F.   TEMPERATURES
     ------------

     Proper temperature control adds greatly to the quality of shelf life of Popeyes cut-up product. This control begins in the processing plant at the scald tank and carries through the chiller, cut-up line, holding room, and even onto the delivery vehicle. The specified temperature ranges must be strictly adhered to in order to ensure the top quality product which Popeyes demands. Any deviations from these ranges or any recommendations for change must be forwarded to A.F.C. Poultry Quality Assurance Department for approval prior to implementation.

     1.   Scald Temperature - 132 degrees F to 136 degrees F is specified in
          -----------------
          order to have a product which has no "bloom" or one that the epidermis and layer of fatty tissue has been removed.

     2.   Chill Tank - Temperature of the water at the exit of the chill tank
          ----------
          will be 32 degrees F to 36 degrees F. The temperature of the product at the chiller exit will be 32 degrees F to 36 degrees F.

     3.   Pre-Wash - Temperature of the Chlorinated water at the pre-wash
          --------
          stations on automated machinery will be 32 to 38 degrees F, with a maximum of 5 parts per million of chlorine present at the wash stations.

     4.   Holding Room - Temperature of the holding room will be 28 degrees F to
          ------------
          36 degrees F.

     5.   Delivery Vehicles - All delivery vehicles will be pre-chilled to 30
          -----------------
          degrees F prior to loading of any product designated for Popeyes. After completion of loading and during transit, the vehicle operator is required to maintain the internal temperature of the carrier at 28 degrees F to 30 degrees F at all times. Upon delivery, the internal temperature of the product must not exceed 34 degrees F, nor less than 28 degrees F..


G.   AUTOMATED CUTTING MACHINE
     -------------------------

     Only automated cutting machinery approved by A.F.C. Poultry Quality
     ----
     Assurance may be used to cut Popeyes poultry products. Each machine must be approved by A.F.C. Poultry Quality Assurance prior to implementation. The pre-chilled chlorinated water used in the pre-wash stations on the automated machinery will have a temperature of 32 to 38 degrees F and have a maximum of 5 parts per million of Chlorine present at the pre-wash stations. Chlorinated water at each blade station should be maximum of 20 parts per millions.


H.   PACKAGING AND SHIPPING
     ----------------------

     Cut up broilers are to be packed 3 head, 24 pieces [*] measuring [*] X [*]; numbered indicating a particular saw position if cut by hand; or if cut by automated machine a bag number will not be present. The bags are then packed in a new, [*], using approximately [*] pounds of ice as the refrigerant; or in a plastic, properly cleaned and sanitary case, using approximately [*] pounds of ice as the refrigerant.

     When CO-2 is used as the refrigerant, the bags are packed in a properly cleaned and sanitary case, using approximately 4 pounds of CO-2. The CO-2 must be present on both the bottom of the box and on top of the product for proper refrigeration.

     A 15 head case will have five individual bags, each case should weigh between [*] and [*] pounds net weight with any particular load averaging [*] pounds net weight per case upon store delivery. In an five bag case, 15 head case, there shall be 2 rows of bags in a prone position with one bag in a prone position the width of the case. Leaving the middle between the two rows open for proper ice or CO-2 coverage.

_________

    * Confidential material redacted and filed separately with the Commission.

     The appropriate Popeyes proprietary labels must be used on all cases and all cases are to reflect a legible date of kill, expressed as an "open" kill date or calendar date (Example "Killed on 012194" and "Used by 012894"). Both statements "Killed on" and "Used by" will be required to be present on the labels. This product will have a shelf life of [*] days with the day of kill being day zero. This product shall be delivered to the Popeyes restaurant within [*] days of kill date, with day of kill being zero. The number of bags per case, number of head per case, net case weight, refrigerant used, and shipping criteria may be changed only with specified expressed approval of A.F.C. Poultry Quality Assurance Department.


I.   INSPECTION
     ----------

     On-site inspection of the processing plant, grow-out farms, and hatching facilities by a representative of A.F.C. Poultry Quality Assurance staff is authorized at all times.


J.   CUTTING REQUIREMENTS
     --------------------

     Product will be cut by approved automated machinery and will only be accepted if all approved machine requirements and washing procedures are met and approved by A.F.C. Poultry Quality Assurance and the U.S.D.A.

     Individually hand cut products (saw cut products) will only be acceptable from those plants which have yet to receive their automated cutting machinery.

     1&2  Wings - The wings should be cut from the carcass in such a manner so
          -----
          that the meat on the wing is [*] to [*] as measured from the edge of the breast meat to the edge of the wing meat at a 90 degree angle from the humerus bone. Two wings, a left and a right, are cut from the carcass in this manner.

     3.   Quarter - The correctly cut quarter will begin below the tip of the
          -------
          keel, cutting along the edge of the thigh and exiting straight (90 degree angle) through the backbone [*] to [*] behind the natural depression on the back of the broiler. This cut separates the white meat and the dark meat. There should be no damage to the tip of the keep or any shaved areas on the drums or thighs.

      _________

      * Confidential material redacted and filed separately with the Commission.

     4.   Legs - The correctly cut legs are separated from the thighs through
          ----
          the knuckle of the knee joint (Femorotial and Patellar joint). The proper leg cut will be indicated by the exposed red bone marrow resembling a figure "8" or "H" shape on the drums. All tendons should be connected to the joint. The cut should not exceed [*] past the white cartilage line toward the thigh and should not be short of the white cartilage line.

     5.   Thighs - A continuous cut is made through the backbone, separating the
          ------
          thigh into two equal sections. The thigh sections should be cut so that a portion of the backbone remains on each part. A solid line of backbone should be present on both thigh parts for at least the top edge of the length of the thigh. The muscle along the top edge of the backbone, closest to where the quarter cut was made, must be firmly attached. The leaf fat shall be removed from the thigh so any remaining leaf fat is not greater than [*] inches in any dimension.

     6.   Breast Back Bone - A continuous cut is made through the backbone,
          ----------------
          separating the rib section into two equal sections. The backbone should be cut so a solid line of backbone is visible for the entire length of the cut. All rib bones must be firmly attached to the backbone. The bottom edge where the quarter cut has been made should form a 90 degree angle with the backbone.

     7.   Keel Cut - Cut along the keel section (Sternum) of the cut breasts,
          --------
          with the neck section towards the blade, separating the keel and the breasts into two equal sections. There should be sufficient amount of keel on each breast so that the breast meat and tender meat are covered by bone and cartilage along the entire length of the cut with no meat exposed over ([*]) [*] inches in length.

_________

    * Confidential treatment redacted and filed separately with the Commission.

                          POPEYES CHICKEN & BISCUITS

                            POULTRY SPECIFICATIONS

                               CUT UP DARK MEAT
                          LEAF FAT AND TAIL ATTACHED

                                    32 HEAD



THE PRODUCT SHALL BE:

A.   INGREDIENTS
     -----------

     Plant Grade A or better, eviscerated, ready-to-cook fresh broiler chickens without necks or giblets guaranteed to be inspected by the U. S. Department of Agriculture for wholesomeness. Using the back half or dark meat section of the broiler, the product should be cut into four pieces: 2 thighs with back and tail attached; and two drumsticks (leaf fat and tail attached). The cut-up chicken must be graded according to Popeyes specifications and found acceptable.


B.   INGREDIENTS NOT TO BE USED
     --------------------------

     Any parts graded below Plan Grade A. Any whole birds or parts which are either frozen or have been previously frozen.


C.   WEIGHT
     ------

     Any individual back half selected to be cut into the Popeyes dark meat style must meet the weight requirements; that is, after cutting and upon store delivery, each back half must be uniform and weigh between [*].
     and [*] (leaf fat and tail attached). Deviations from these established weight standards will not be accepted without the prior approval of A.F.C. Poultry Quality Assurance Department. The cut-up chicken must be graded according to Popeyes specifications and found acceptable.

_________

    * Confidential treatment redacted and filed separately with the Commission.

D.   QUALITY
     -------

     Plant A grade or better meeting all Popeyes specifications. If a part has a defect it must be replaced with an alike part from within the same weight range with no defect. All parts must comply with all applicable federal and state pure food laws, will not be adulterated within the meaning of the Food, Drug and Cosmetic Act, as amended, and will be free from organisms or chemicals which would make the product unsuitable for processing or human consumption.

     1.   Defeathering - The parts shall have a clean appearance, especially on
          ------------
          the breast. The parts shall be free of pinfeathers, diminutive feathers, and hair which would normally be visible to a grader at regular examination line speeds. The use of singeing apparatus to remove the hair and small feathers is strongly recommended.
                                                --------

     2.   Conformation - The parts shall be normally shaped and free of all
          ------------
          deformities except for possible slight curvatures of the back. Deformities that affect the normal distribution of flesh and bone structure that could cause inaccurate cuts are not acceptable.

     3.   Fleshing - The drumstick is well fleshed and moderately thick and wide
          --------
          at the knee joint and has a well-rounded, plump appearance with the flesh carrying well down toward the hock. The thigh is well to moderately fleshed.

     4.   Discoloration of the Skin & Flesh - The parts shall be practically
          ---------------------------------
          free of such defects. Discoloration due to bruising shall be free of clots (discernible clumps of red or dark cells). Evidence of incomplete bleeding, such as more than an occasional slightly reddened feather follicle, is not permitted. Flesh bruises and discoloration of the skin, such as blue back, are not permitted on the legs of the carcass or on any individual parts.

     5.   Exposed Flesh - Parts shall be free of exposed flesh resulting from
          -------------
          cuts, tears, and missing skin, other than slight trimming around the edge.

     6.   Skin Coverage - Loose skin resulting from over scalding, picking, or
          -------------
          any evisceration areas that could cause excessive water pockets need to be eliminated to produce the proper skin coverage and adhesion on all parts.

     7.   Disjointed & Broken Bones & Missing Parts - All parts shall be free of
          -----------------------------------------
          broken or disjointed parts (except thighs). No missing parts are allowed, and any part removed due to a defect must be replaced with a similar non defective part.


E.   DEFECTIVE CONDITIONS
     --------------------

     To be eligible for Popeyes standards, all whole bird used as raw materials, and parts shall be free form and not show any evidence of:

     1.   Decomposition (slimy texture, pungent).

     2. Internal organs (lungs, trachea, crop, etc.) that were not completely removed during the evisceration process.

     3.   Feathers (pin feathers, brush feathers, excessive hairs).

     4. Any extraneous material of any type either inside the shell cavity or on the outside of the carcass.

5.   Either frozen or have been frozen.


F.   TEMPERATURES
     ------------

     Proper temperature control adds greatly to the quality and shelf life of Popeyes cut-up product. This control begins in the processing plant at the scald tank and carries through the chiller, cut-up line, holding room, and even onto the delivery vehicle. The specified temperature ranges must be strictly adhered to in order to ensure the top quality product which Popeyes demands. Any deviations from these ranges or any recommendations for change must be forwarded to A.F.C. Poultry Quality Assurance Department for approval prior to implementation.

     1.   Scald Temperature - 132 degrees F to 136 degrees F is specified in
          -----------------
          order to have a product which has no "bloom" or one that the epidermis and layer of fatty tissue has been removed.

     2.   Chill Tank - Temperature of the water at the exit of the chill tank
          ----------
          will be 32 degrees F to 36 degrees F. The temperature of the product at the chiller exit will be 32 degrees F to 36 degrees F.

     3.   Pre-Wash - Temperature of the Chlorinated water at the pre-wash
          --------
          stations on automated machinery will be 32 to 38 degrees F,, with a maximum of 5 parts per million of chlorine present at the wash stations.

     4.   Holding Room - Temperature of the holding room will be 28 degrees F to
          ------------
          36 degrees F.

     5.   Delivery Vehicles - All delivery vehicles will be pre-chilled to 30
          -----------------
          degrees F prior to loading of any product designated for Popeyes. After completion of loading and during transit, the vehicle operator is required to maintain the internal temperature of the carrier at 28 degrees F to 30 degrees F at all times. Upon delivery, the internal temperature of the product must not exceed 34 degrees F, nor less than 28 degrees F.


G.   AUTOMATED CUTTING MACHINE
     -------------------------

     Only automated cutting machinery approved by A.F.C. Poultry Quality
     ----
     Assurance may be used to cut Popeyes poultry products. Each machine must be approved by A.F.C. Poultry Quality Assurance prior to implementation. The pre-chilled chlorinated water used in the pre-wash stations on the automated machinery will have a temperature of 32 to 38 degrees F and have a maximum of 5 parts per million of Chlorine present at the pre-wash stations. Chlorinated water at each blade station should be a maximum of 20 parts per million.


H.   PACKAGING AND SHIPPING
     ----------------------

     Cut up back halves are to be packed [*] thighs and [*] drumsticks, [*] pieces [*]; numbered indicating a particular saw position if cut by hand; or if cut by automated machine a bag number will not be present. The bags are then packed in a new, [*], using approximately [*] pounds of ice as the refrigerant; or in a plastic, properly cleaned and sanitary case, using approximately [*] pounds of ice as the refrigerant.

     A 32 head case will have eight individual bags, each case should weigh between [*] and [*] pounds net weight with any particular load averaging [*] pounds net weight per case upon store delivery. In an eight bag case, 32 head case, there shall be 2 rows of bags standing upright.


_________

    * Confidential treatment redacted and filed separately with the Commission.

     Leaving the middle between the two rows open for proper ice coverage. The appropriate Popeye proprietary labels must be used on all cases and all cases are to reflect a legible date of kill, expressed as an "open" kill date or calendar date (Example "Killed on 012194" and "Used by 012894"). Both statements "Killed on" and "Used by" will be required to be present on the labels. This product will have a shelf life of [*] days with the day of kill being day zero. This product shall be delivered to the Popeyes restaurant within [*] days of kill date, with day of kill being zero. The number of bags per case, number of head per case, net case weight, refrigerant used, and shipping criteria may be changed only with specified expressed approval of A.F.C. Poultry Quality Assurance Department.


I.   INSPECTION
     ----------

     On-site inspection of the processing plant, grow-out farms, and hatching facilities by a representative of A.F.C. Poultry Quality Assurance staff is authorized at all times.


J.   CUT
     ---

     Product will be cut by approved automated machinery and will only be accepted if all approved machine requirements and washing procedures are met and approved by A.F.C. Poultry Quality Assurance and the U.S.D.A.

     Individual hand cut products (saw cut products) will only be acceptable from those plants which have yet to receive their automated cutting machinery.

     1.   Quarter - The correctly cut quarter will begin below the tip of the
          -------
          keel, cutting along the edge of the thigh and exiting straight (90 degree angle) through the backbone [*] to [*] behind the natural depression on the broiler. This cut separates the white meat and the dark meat. There should be no damage to the tip of the keel or any shaved areas on the drums and thighs.

     2.   Legs - The correctly cut legs are separated from the thighs through
          ----
          the knuckle of the knee joint (Femorotial and Patellar joint). The proper leg cut will be indicated by the exposed red bone marrow resembling a figure "8" or "H" shape on the drums. All tendons should be connected to the joint. The cut should not exceed [*] past the white cartilage line toward the thigh and should not be short of the white cartilage line.


_________

    * Confidential material redacted and filed separately with the Commission.

     3.   Thighs - A continuous cut is made through the backbone, separating the
          ------
          thigh into two equal sections. The thigh sections should be cut so that a portion of the backbone remains on each part. A solid line of backbone should be present on both thigh parts for at least the top edge of the length of the thigh. The muscle along the top edge of the backbone, closest to where the quarter cut was made, must be firmly attached.

                          POPEYES CHICKEN & BISCUITS

                            POULTRY SPECIFICATIONS

                                  WHITE MEAT

                                    32 HEAD


THE PRODUCT SHALL BE:

A.   INGREDIENTS
     -----------

     Plant Grade A or better, eviscerated, ready-to-cook fresh broiler chickens without necks or giblets guaranteed to be inspected by the U. S. Department of Agriculture for wholesomeness. Using only the white meat or front half section of the broiler the product should be cut into four pieces: 2 wings, 2 split breasts with the ribs and back portion intact. The cut-up chicken must be graded according to Popeyes specifications and found acceptable.


B.   INGREDIENTS NOT TO BE USED
     --------------------------

     Any parts graded below Plant Grade A. Any whole birds or parts which are either frozen or have been previously frozen.


C.   WEIGHT
     ------

     Any individual front half selected to be cut into the Popeyes white meat style must meet the weight requirements; that is, after cutting and upon store delivery, each front half must be uniform and weigh between [*]. to [*]. Deviations from these established weight standards will not be accepted without the prior approval of A.F.C. Poultry Quality Assurance Department.


D.   QUALITY
     -------

     Plant A and meeting our Popeyes specifications. If a part has a defect it must be replaced with an alike part from within the same weight range with no defect. All parts must comply with all applicable federal and state pure food laws, will not be adulterated within the meaning of the Food, Drug and Cosmetic Act, as amended, and will be free from organisms or chemicals which would make the product unsuitable for processing or human consumption.

     1.   Defeathering - The parts shall have a clean appearance, especially on
          ------------
          the breast. The part shall be free of pinfeathers, diminutive feathers, and hair which would normally be visible to a grader at regular examination line speeds. The use of singeing apparatus to remove the hair and small feathers is strongly recommended.
                                                --------

     2.   Conformation - The parts shall be normally shaped and free of all
          ------------
          deformities except for possible slight curvatures of the breastbone and back. Deformities that affect the normal distribution of flesh and bone structure that could cause inaccurate cuts are not acceptable.

     3.   Fleshing - The breast should be moderately long and deep and have
          --------
          sufficient flesh to give it a rounded appearance with the flesh carrying well up to the crest of the breastbone along its entire length. The wing is well to moderately fleshed.

     4.   Discoloration of the Skin & Flesh - The parts shall be practically
          ---------------------------------
          free of such defects. Discoloration due to bruising shall be free of clots (discernible clumps of red or dark cells). Evidence of incomplete bleeding, such as more than an occasional slightly reddened feather follicle, is not permitted. Flesh bruises and discoloration of the skin, such as blue back, are not permitted on the breast of the carcass or on any individual parts.

     5.   Exposed Flesh - Parts shall be free of exposed flesh resulting from
          -------------
          cuts, tears, and missing skin, other than slight trimming around the edge.

     6.   Skin Coverage - Loose skin resulting from over scalding, picking, or
          -------------
          any evisceration areas that could cause excessive water pockets need to be eliminated to produce the proper skin coverage and adhesion on all parts.

     7.   Disjointed & Broken Bones & Missing Parts - All parts shall be free of
          -----------------------------------------
          broken or disjointed parts. The wing tip or "flipper" must be intact. No missing parts are allowed, and any part removed due to a defect must be replaced with a similar non defective part.

E.   DEFECTIVE CONDITIONS
     --------------------

     To be eligible for Popeyes standards, all whole birds used as raw materials, and parts shall be free form and not show any evidence of:

     1.   Decomposition (slimy texture, pungent).

     2. Internal organs (lungs, trachea, crop, etc.) that were not completely removed during the evisceration process.

     3.   Feathers (pin feathers, brush feathers, excessive hairs).

     4. Any extraneous material of any type either inside the shell cavity or on the outside of the carcass.

     5.   Either frozen or have been previously frozen.


F.   TEMPERATURES
     ------------

     Proper temperature control adds greatly to the quality and shelf life of Popeyes cut-up product. This control begins in the processing plant at the scald tank and carries through the chiller, cut-up line, holding room, and even onto the delivery vehicle. The specified temperature ranges must be strictly adhered to in order to ensure the top quality product which Popeyes demands. Any deviations from these ranges or any recommendations for change must be forwarded to A.F.C. Poultry Quality Assurance Department for approval prior to implementation.

     1.   Scald Temperature - 132 degrees F to 136 degrees F is specified in
          -----------------
          order to have a product which has no "bloom" or one that the epidermis and layer of fatty tissue has been removed.

     2.   Chill Tank - Temperature of the water at the exit of the chill tank
          ----------
          will be 32 degrees F to 36 degrees F. The none of the product at the chiller exit will be 32 degrees F to 36 degrees F.

     3.   Pre-Wash - Temperature of the Chlorinated water at the pre-wash
          --------
          stations on automated machinery will be 32 to 38 degrees F,, with a maximum of 5 parts per million of chlorine present at the wash stations.

     4.   Holding Room - Temperature of the holding room will be 28 degrees F to
          ------------
          36 degrees F.

     5.   Delivery Vehicles - All delivery vehicles will be pre-chilled to 30
          -----------------
          degrees F prior to loading of any product designated for Popeyes. After completion of loading and during transit, the vehicle operator is required to maintain the internal temperature of the carrier at 28 degrees F to 30 degrees F at all times. Upon delivery, the internal temperature of the product must not exceed 34 degrees F, nor less 28 degrees F.


G.   AUTOMATED CUTTING MACHINE
     -------------------------

     Only automated cutting machinery approved by A.F.C. Poultry Quality
     ----
     Assurance may be used to cut Popeyes poultry products. Each machine must be approved by A.F.C. Poultry Quality Assurance prior to implementation. The pre-chilled chlorinated water used in the pre-wash stations on the automated machinery will have a temperature of 32 to 38 degrees F and have a maximum of 5 parts per million of Chlorine present at the pre-wash stations. Chlorinated water at each blade station should be a maximum of 20 parts per million.


H.   PACKAGING AND SHIPPING
     ----------------------

     Cut up front halves are to be packed [*] split breasts and [*] wings, [*] pieces [*]; numbered indicating a particular saw position if cut by hand; or if cut by automated machine a bag number will not be present. The bags are then packed in a new, [*], using approximately [*] pounds of ice as the refrigerant; or in a plastic, properly cleaned and sanitary case, using approximately [*] pounds of ice as the refrigerant.

     A 32 head case will have eight individual bags, each case should weigh between [*] and [*] pounds net weight with any particular load averaging [*] pounds net weight per case upon store delivery. In an eight bag case, 32 head case, there shall be 2 rows of bags standing upright. Leaving the Middle between the two rows open for proper ice coverage.

     The appropriate Popeyes proprietary labels must be used on all cases and all cases are to reflect a legible date of kill, expressed as an "open" kill date or calendar date (Example "Killed on 012194" and "Used by 012894"). Both statements "Killed on" and "Used by " will be required to be present on the labels. This

_________

    * Confidential material redacted and filed separately with the Commission.

     product will have a shelf life of [*] days with the day of kill being day zero. This product shall be delivered to the Popeyes restaurant within [*] days of kill date, with day of kill being zero. The number of bags per case, number of head per case, net case weight, refrigerant used, and shipping criteria may be changed only with specified expressed approval of A.F.C. Poultry Quality Assurance Department.


I.   INSPECTION
     ----------

     On-site inspection of the processing plant, grow-out farms, and hatching facilities by a representative of A.F.C. Poultry Quality Assurance staff is authorized at all times.


J.   CUTTING REQUIREMENTS
     --------------------

     Product will be cut by approved automated machinery and will only be accepted if all approved machine requirements and washing procedures are met and approved by A.F.C. Poultry Quality Assurance and the U.S.D.A.

     Individual hand cut products (saw cut products) will only be acceptable from those plants which have yet to receive their automated cutting machinery.

     1 & 2 Wings - The wings should be cut from the carcass in such a manner so
           -----
           that the meat on the wing is [*] to [*] as measured from the edge of the breast meat to the edge of the wing meat at a 90 degree angle from the humerus bone. Two wings, a left and a right, are cut from the carcass in this manner.

     3.    Quarter - The correctly cut -quarter will begin below the tip of the
           -------
           keel, cutting along the edge of the thigh and exiting straight (90 degree angle) through the backbone [*] to [*] behind the natural depression on the back of the broiler. This cut separates the white meat and the dark meat. There should be no damage to the tip of the keel or any shaved areas on the drums or thighs.

     4.    Breast Backbone - A continuous cut is made through the backbone,
           ---------------
           separating the rib section into two equal sections. The backbone should be cut so a solid line of backbone is visible for the entire length of the cut. All rib bones must be firmly attached to the backbone. The bottom edge

_________

    * Confidential material redacted and filed separately with the Commission.

           where the quarter cut has been made should form a 90 degree angle with the backbone.

     5.    Keel Cut - Cut along the keel section (Sternum) of the cut breasts,
           --------
           with the neck section towards the blade, separating the keel and the breasts into two equal sections. There should be sufficient amount of keel on each breast so that the breast meat and tender meat are covered by bone and cartilage along the entire length of the cut with no meat exposed over ([*]) [*] inches in length.

_________

    * Confidential material redacted and filed separately with the Commission.

                          POPEYES CHICKEN & BISCUITS

                            POULTRY SPECIFICATIONS

                                     WINGS



THE PRODUCT SHALL BE:

A.   INGREDIENTS
     -----------

     Plant Grade A or better, eviscerated, ready-to-cook fresh broiler chickens without necks or giblets guaranteed to be inspected by the U. S. Department of Agriculture for wholesomeness. This product will be cut from a Whole broiler or white meat section to produce 2 wings. The cut-up chicken must be graded according to Popeyes specifications and found acceptable.


B    INGREDIENTS NOT TO BE USED
     --------------------------

     Any parts graded below Plant Grade A. Any whole birds or parts which are either frozen or have been previously frozen.


C.   WEIGHT
     ------

     Any wing selected for Popeyes wings must meet the weight requirements; that is, after cutting and upon store delivery, each wing must be uniform and weigh between [*] to [*]. Deviations from these established weight standards will not be accepted without the prior approval of A.F.C. Poultry Quality Assurance Department.


D.   QUALITY
     -------

     Plant A and meeting our Popeyes specifications. If a part has a defect it must be replaced with an alike part from within the same weight range with no defect. All parts must comply with all applicable federal and state pure food laws, will not be adulterated within the meaning of the Food, Drug and Cosmetic Act, as amended,

_________

    * Confidential material redacted and filed separately with the Commission.

     and will be free from organisms or chemicals which would make the product unsuitable for processing or human consumption.

     1.   Defeathering - The parts shall have a clean appearance, especially on
          ------------
          the breast. The part shall be free of pinfeathers, diminutive feathers, and hair which would normally be visible to a grader at regular examination line speeds. The use of singeing apparatus to remove the hair and small feathers is strongly recommended.
                                                --------

     2.   Conformation - The parts shall be normally shaped and free of all
          ------------
          deformities except for possible slight curvatures of the breastbone and back. Deformities that affect the normal distribution of flesh and bone structure that could cause inaccurate cuts are not acceptable.

     3.   Fleshing - The breast should be moderately long and deep and have
          --------
          sufficient flesh to give it a rounded appearance with the flesh carrying well up to the crest of the breastbone along its entire length. The wing is well to moderately fleshed.

     4.   Discoloration of the Skin & Flesh - The parts shall be practically
          ---------------------------------
          free of such defects. Discoloration due to bruising shall be free of clots (discernible clumps of red or dark cells). Evidence of incomplete bleeding, such as more than an occasional slightly reddened feather follicle, is not permitted. Flesh bruises and discoloration of the skin, such as blue back, are not permitted on the breast of the carcass or on any individual parts.

     5.   Exposed Flesh - Parts shall be free of exposed flesh resulting from
          -------------
          cuts, tears, and missing skin, other than slight trimming around the edge.

     6.   Skin Coverage - Loose skin resulting from over scalding, picking, or
          -------------
          any evisceration areas that could cause excessive water pockets need to be eliminated to produce the proper skin coverage and adhesion on all parts.

     7.   Disjointed & Broken Bones & Missing Part - All parts shall be free of
          ----------------------------------------
          broken or disjointed parts. The wing tip or "flipper" must be intact. No missing parts are allowed, and any part removed due to a defect must be replaced with a similar non defective part.

E.   DEFECTIVE CONDITIONS
     --------------------

     To be eligible for Popeyes standards, all whole birds used as raw materials, and parts shall be free from and not show any evidence of:

     1.   Decomposition (slimy texture, pungent).

     2. Internal organs (lungs, trachea, crop, etc.) that were not completely removed during the evisceration process.

     3.   Feathers (pin feathers, brush feathers, excessive hairs).

     4. Any extraneous material of any type either inside the shell cavity or on the outside of the carcass.

     5.   Either frozen or have been previously frozen.


F.   TEMPERATURES
     ------------

     Proper temperature control adds greatly to the quality and shelf life of Popeyes cut-up product. This control begins in the processing plant at the scald tank and carries through the chiller, cut-up line, holding room, and even onto the delivery vehicle. The specified temperature ranges must be strictly adhered to in order to ensure the top quality product which Popeyes demands. Any deviations from these ranges or any recommendations for change must be forwarded to A.F.C. Poultry Quality Assurance Department for approval prior to implementation.

     1.   Scald Temperature - 132 degrees F to 136 degrees F is specified in
          -----------------
          order to have a product which has no "bloom" or one that the epidermis and layer of fatty tissue has been removed.

     2.   Chill Tank - Temperature of the water at the exit of the chill tank
          ----------
          will be 32 degrees F to 36 degrees F. The temperature of the product at the chiller exit will be 32 degrees F to 36 degrees F.

     3.   Pre-Wash - Temperature of the Chlorinated water at the pre-wash
          --------
          stations on automated machinery will be 32 to 38 degrees F,, with a maximum of 5 parts per million of chlorine present at the wash stations.

     4.   Holding Room - Temperature of the holding room will be 29 degrees F to
          ------------
          36 degrees F.

     5.   Delivery Vehicles - All delivery vehicles will be pre-chilled to 30
          -----------------
          degrees F prior to loading of any product designated for Popeyes. After completion of loading and during transit, the vehicle operator is required to maintain the internal temperature of the carrier at 28 degrees F to 30 degrees F at all times. Upon delivery, the internal temperature of the product must not exceed 34 degrees F, nor less 28 degrees F.


G.   AUTOMATED CUTTING MACHINE
     -------------------------

     Only automated cutting machinery approved by A. F. C. Poultry Quality
     ----
     Assurance may be used to cut Popeyes poultry products. Each machine must be approved by A.F.C. Poultry Quality Assurance prior to implementation. The pre-chilled chlorinated water used in the pre-wash stations on the automated machinery will have a temperature of 32 to 38 degrees F and have a maximum of 5 parts per million of Chlorine present at the pre-wash stations. Chlorinated water at each blade station should be a maximum of 20 parts per million.


H.   PACKAGING AND SHIPPING
     ----------------------

     Cut up wings are to be packed [*] pieces [*]; numbered indicating a particular saw position if cut by hand; or if cut by automated machine a bag number will not be present. The bags are then packed in a new, [*], using approximately [*] pounds of ice as the refrigerant; or in a plastic, properly cleaned and sanitary case, using approximately [*] pounds of ice as the refrigerant.

     A case will have four individual bags, each case should weigh between [*] pounds to [*] pounds net weight with any particular load averaging [*] pounds net weight per case upon store delivery. In an four bag case, there shall be 2 rows of bags standing upright. Leaving the middle between the two rows open for proper ice coverage.

     The appropriate Popeyes proprietary labels must be used on all cases and all cases are to reflect a legible date of kill, expressed as an "open" kill date or calendar date (Example "Killed on 012194" and "Used by 012894"). Both statements "Killed on" and "Used by" will be required to be present on the labels. This

_________

    * Confidential material redacted and filed separately with the Commission.

     product will have a shelf life of [*] days with the day of kill being day zero. This product shall be delivered to the Popeyes restaurant within [*] days of kill date, with day of kill being zero. The number of bags per case, number of head per case, net case weight refrigerant used, and shipping criteria may be changed only with specified expressed approval of A.F.C. Poultry Quality Assurance Department.


I.   INSPECTION
     ----------

     On-site inspection of the processing plant, grow-out farms, and hatching facilities by a representative of A.F.C. Poultry Quality Assurance staff is authorized at all times.


J.   CUTTING REQUIREMENTS
     --------------------

     Product will be cut by approved automated machinery and will only be accepted if all approved machine requirements and washing procedures are met and approved by A.F.C. Poultry Quality Assurance and the U.S.D.A.

     Individual hand cut products (saw cut products) will only be acceptable from those plants which have yet to receive their automated cutting machinery.

     1 & 2  Wings - The wings should be cut from the carcass in such a manner so
            -----
            that the meat on the wing is [*] to [*] as measured from the edge of the breast meat to the edge of the wing meat at a 90 degree angle from the humerus bone. Two wings, a left and a right are cut from the carcass in this manner.

_________

    * Confidential material redacted and filed separately with the Commission.

EXHIBIT E
---------

                                                                                                                     AS OF 12/3/98
2114 - ATLANTA MARKET (20 RESTAURANTS)
------------------------------------------------------------------------------------------------------------------------------------
    AREA 65         CALVIN HUNTER        (404) 459-4591 (o)             888-312-8755 (pgr)                   AUDIX:  4591
---------------------------------------------------------------------------------------------------- -------------------------------
REST#           ADDRESS                  CITY               STATE  ZIP       PHONE#                 OPENED   AUDIX   MANAGER
-----           -------                  ----               -----  ---       ------                 ------   -----   -------
192             2767 Clairmont Rd.       Atlanta             GA   30329  (404) 329-0790            9/6/90-C   0192   Patrick Serjue
2676            3189 Norcross-Tucker Rd. Tucker              GA   30084  (770) 939-6872            12/19/86   2676   William Calhoun
3121            2691 Windy Hill Rd. SE   Marietta            GA   30067  (770) 612-1848            12/15/94   9121   Bruce Hainer
3243            2591 Piedmont Rd.        Atlanta             GA   30324  (404) 365-9818            12/15/94   9243   Reggie Brown
3287            1635 Pleasant Hill Road  Duluth              GA   30136  (770) 806-8620             6/20/94   9287   Dewitt Hensley
---------------
3535            2330 Ronald Regan Pkwy.  Snellville          GA   30278  (770) 736-8633              5/1/95   9535   Hartley Lapsey
---------------
4701            3389 Buford Hwy.         Atlanta             GA   30329  (404) 321-0654             11/5/98   9163   Napaporn Foster
Restaurants:  7

------------------------------------------------------------------------------------------------------------------------------------
    AREA 79         ROGER JENNINGS       (404) 459-4596 (o)             888-312-8757 (pgr)                   AUDIX:  4596
------------------------------------------------------------------------------------------------------------------------------------
REST#           ADDRESS                  CITY               STATE  ZIP       PHONE#                 OPENED   AUDIX   MANAGER
-----           -------                  ----               -----  ---       ------                 ------   -----   -------
2108            515 Lee St., SW          Atlanta             GA   30310  (404) 753-1280            7/22/78    2108   Marilyn Ofodile
3695-K-B        3651 Peachtree Pkwy.     Suwanee             GA   30174  (770) 495-8665            6/27/96    9695   Daphne Christ
3705-K          1745 Hwy. 138            Conyers             GA   30208  (770) 860-9220             5/6/96    9705   Bill Hinton
3761-K-B        10779 Alpharetta Hwy.    Roswell             GA   30076  (770) 649-0988            6/27/96    9761   Michael Turner
3816-K-B        1715 Howell Mill Rd.      Atlanta            GA   30318  (404) 350-0911            6/28/96    9816   Gwen Bennett
3677-K          2385 Wesley Chapel       Atlanta             GA   30034  (770) 987-4001             5/6/96    9677   Carolyn Vicks
Restaurants:  6

------------------------------------------------------------------------------------------------------------------------------------
   AREA 314         JEROME CARTER        (404) 459-4593 (o)             (770) 879-9858    (888) 312-8756 pgr AUDIX:  4593
------------------------------------------------------------------------------------------------------------------------------------
REST#           ADDRESS                  CITY               STATE  ZIP       PHONE#                 OPENED   AUDIX   MANAGER
-----           -------                  ----               -----  ---       ------                 ------   -----   -------
2070            683 Boulevard            Atlanta             GA   30308  (404) 875-7070            4/28/82    9970   Carol Sentmore
2107            6717 Highway 85          Riverdale           GA   30274  (770) 997-7104            4/28/78    2107   Joseph
                                                                                                                     Arredondo

2113            610 Cascade Ave.         Atlanta             GA   30310  (404) 758-2312             2/1/79    2113   Nathan Harden
2587            3506 Memorial Dr.        Atlanta             GA   30032  (404) 289-5229           12/19/86    2587   Marilyn Wright
3441-K          8059 Tara Blvd.          Jonesboro           GA   30230  (770) 472-0922            1/25/95    9441   Joann Cantu
3689-K          1232 S. Hairston Rd.     St. Mountain        GA   30088  (404) 298-7002             5/6/96    9689   Coretta Morris
3735-K          2685 Metropolitan Avenue Atlanta             GA   30315  (404) 767-0333           11/14/95    9735   OPEN
Restaurants:  7
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       AS OF 12/3/98
2213 - COLUMBUS MARKET (15 RESTAURANTS)
------------------------------------------------------------------------------------------------------------------------------------
   AREA 445     CHARLES WILLIS           (770) 902-6004 (H)            888-528-3170 (pgr)    770-329-8986 (cell)   (AUDIX)   2213
                F-16 BOUNDRY STREET, EUFAULA, AL 36027
------------------------------------------------------------------------------------------------------------------------------------
REST#           ADDRESS                     CITY               STATE  ZIP         PHONE#        OPENED     AUDIX    MANAGER
-----           -------                     ----               -----  ---         ------        ------     -----    -------
           4442 4471 VICTORY DR             COLUMBUS            GA   31903    (706) 682-6226   02/24/98     4442    VACANT
           4441 4501 RIVER RD               COLUMBUS            GA   31904    (706) 327-1330   02/27/98     4441    Beverly Clark
           4439 102 N POPLAR ST             BUTLER              GA   31006    (912) 862-2358   02/28/98     4439    Jason Willis
           4451 201 BROAD ST                CUTHBERT            GA   31740    (912) 732-6655   03/16/98     9451    David Sampson
Restaurants:  4

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   AREA 455     CHRIS BRYANT                (H) 912-994-5138       (PAGER) 888-314-0608 (F)               (AUDIX)   9455
                HWY. 87, BOX 11085, JULIETTE, GA 31046             (CELL)  770-331-3486

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REST#           ADDRESS                     CITY               STATE  ZIP         PHONE#        OPENED     AUDIX    MANAGER
-----           -------                     ----               -----  ---         ------        ------     -----    -------
           4428 RR 1 BOX 30                 BYRON               GA   31008    (912) 956-3130   03/01/98     4428    Aaron Johnson
           4455 214 CENTRAL DR              DUBLIN              GA   31027    (912) 272-9232   02/26/98     8455    Frankie Reeves
           4440 US HIGHWAY 129              GRAY                GA   31032    (912) 986-4362   02/26/98     4440    James Bryson
           4435 606 W OAK ST                McRAY               GA   31055    (912) 868-6664   02/26/98     4435    Martha Johnson
           4445 515 N IRWIN AVE             OCILLA              GA   31774    (912) 468-7206   02/27/98     4445    Deborah Dobbs
Restaurants:  5

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   AREA 460     VON MUNCY                        (H) 912-446-9412     (PAGER)  888-552-1459                AUDIX:  9460
                1404 WHISPERING PINES RD., #F2, ALBANY, GA 31707      (CELL)   770-331-3485
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REST#           ADDRESS                     CITY               STATE  ZIP           PHONE#      OPENED     AUDIX   MANAGER
-----           -------                     ----               -----  ---           ------      ------     -----   -------
           4450 71 US HIGHWAY 19            CAMILLA             GA   31730    (912) 336-5484   03/04/98     4450   Sherry Casterline
           4443 1401 S SLAPPEY BLVD         ALBANY              GA   31701    (912) 888-9903                4443   Jimmy Paterson
           4444 2533 DAWSON RD              ALBANY              GA   31701    (912) 431-3065   03/20/98     4444   Chris Harrell
           4446 106 E FRANKLIN ST           SYLVESTER           GA   31791    (912) 776-9998   03/01/98     4446   Marsha Cumas
           4437 1515 E UNION ST             VIENNA              GA   31092    (912) 268-7164   03/06/98     4437   Marie West
Restaurants:  5

                                   [SMS LOGO]


January 6, 2000

Mr. John Bruno
Senior Vice President
Cagles, Inc.
2000 Hills Avenue, N.W.
Atlanta, Georgia 30318

RE: Future Business

Dear John:

As we spoke today, I can offer Cagles approximately 150,000 lbs. of Churchs' Breast Strips, plus approximately 125,000 of Popeyes' Breast Strips for an annual contract period. Both products would be priced at $[*]/lb. FOB your production facility. The Churchs' volume will be supplied to the following distributors: Caro, PFD, Kelly's Foods & Thomas & Howard. The Popeye's volume will be sent to PFG Temple & Victoria, Caro, plus the small quantity of competitor's product being delivered locally today.

I would agree to extend the Churchs cost-plus contract until 3/31/2004, which is a 2 1/2 year addition to the current contract.

The additional 35,000 lbs. of Churchs' 8-piece & associated dark meat that you have available will be favorably considered for placement, once I am able to review all of the offers associated with the other Churchs' poultry contracts that are expiring and have to be renegotiated and in place prior to 4/1/2000. I do not have enough data to make that decision today.

Of course, all strip products will have to pass the normal Popeyes' and Churchs' quality approval process, since these items are not approved for use today in either system. If you would like to substitute tenders for any of the strip volume, that is always an option.

Based on what I am able to offer above, will we be able to implement the reduced dark meat pricing for Churchs we discussed previously?

Thank you for your consideration in this matter. Please call me at 770-353-3021, if you have any questions. I look forward to your call.

Respectfully yours,
/s/  Jeff Spotz
Jeff Spotz
President

cc: Dan Cheatham
___________________

*  Confidential material redacted and filed separately with the Commission.